Note Debt Securities Available for Sale (Realized gains and losses on debt securities available-for-sale) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Available-for-sale Securities, Gross Realized Gain (Loss), Disclosures
Gross Realized Gains	$ 0	$ 95	$ 38
Gross Realized Losses	0	(12)	0
Net realized gains on sale of debt securities available-for-sale	$ 0	$ 83	$ 38